UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2006

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2006, the Company entered into Addendum I to the Lease dated February 20, 2001 by and between Salvio Pacheco Square, LLC, as Landlord and JCM Partners, LLC, as Tenant. The Landlord is a wholly-owned subsidiary of the Company. The Addendum extends the Lease for five years until February 28, 2011 at a monthly base rent of $2.15 per square foot with annual $0.05 increases to the monthly base rent. All of the other terms of the Lease remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit Number Description
10.8 Addendum I, dated March 24, 2006 to Lease, dated February 20, 2001 between the Company, as Tenant and Salvio Pacheco Square, LLC, as Landlord.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

March 28, 2006	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.8	Addendum I, dated March 24, 2006 to Lease, dated February 20, 2001 between the Company, as Tenant and Salvio Pacheco Square, LLC, as Landlord.